Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO

AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT

This Amendment No. 1, dated as of August 26, 2020 (this “Amendment”), to the Amended and Restated Term Loan and Security Agreement, dated as of March 6, 2020 (the “Existing Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”), among KEY ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower named as guarantors therein, the financial institutions party thereto as Lenders, CORTLAND PRODUCTS CORP., a Delaware corporation, as agent for the Lenders (the “Co-Agent”), and CORTLAND CAPITAL MARKET SERVICES LLC, a Delaware limited liability company, as agent for the Lenders solely with respect to Vehicles (the “Vehicle Agent” and, together with the Co-Agent, “Agent”). Capitalized terms used and not otherwise defined herein shall have the meaning assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower desires to amend the Existing Credit Agreement on the terms set forth herein; and

WHEREAS, Section 15.1.1 of the Existing Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Existing Credit Agreement and the other Loan Documents for certain purposes.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. AMENDMENTS.

(a) Defined Terms. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i) The following defined term is added in the correct alphabetical order to Section 1.1 of the Existing Credit Agreement:

““Sale and Lease-Back Transaction” as defined in Section 10.2.15.”

(ii) The following defined term is hereby amended and restated in its entirety to read as follows in Section 1.1 of the Existing Credit Agreement:

““Asset Disposition” a sale, lease, license, consignment, transfer or other disposition, including any disposition in connection with a Sale and Lease-Back Transaction or synthetic lease, to any Person other than an Obligor of any Property of such Person (other than (i) inventory, damaged, obsolete or worn out assets, scrap and Cash Equivalents, in each case disposed of in the Ordinary Course of Business, (ii) dispositions between or among Unrestricted Subsidiaries, (iii) assets referred to in Section 10.2.9(l), and (iv) any sale, transfer or other disposition or series of related sales, transfers or other dispositions (including in connection with any one or more Sale and Lease-Back Transactions or synthetic leases) having a value not in excess of $10,000,000 in the aggregate for all such sales, transfers or other dispositions).

(b) Debt. Section 10.2.1 of the Existing Credit Agreement is hereby amended by (i) deleting “; and” appearing at the end of clause (r) thereof and replacing it with “;”, (ii) deleting “.” appearing at the end of clause (s) thereof and replacing it with “; and”, and (iii) inserting a new clause (t) thereof to read in its entirety as follows:

“(t) Debt incurred by the Borrower or any Restricted Subsidiary arising from any Sale and Lease-Back Transaction that is permitted under Section 10.2.15 and any Refinancing Debt in respect thereof.”

(c) Liens. Section 10.2.2 of the Existing Credit Agreement is hereby amended by (i) deleting “; and” appearing at the end of clause (m) thereof and replacing it with “;”, (ii) deleting “.” appearing at the end of clause (n) thereof and replacing it with “; and”, and (iii) inserting a new clause (o) thereof to read in its entirety as follows:

“(o) Liens arising out of Sale and Lease-Back Transactions permitted under Section 10.2.15, so long as such Liens attach only to the Property sold or otherwise disposed of and being leased in such transaction and any accessions and additions thereto or proceeds and products thereof and related Property.”

(d) Sales of Properties.

(i) Clause (c) of Section 10.2.9 of the Existing Credit Agreement is hereby amended by replacing the reference to “Section 5.3.2” in the proviso with “Section 5.4.1.1”.

(ii) Clause (g) of Section 10.2.9 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(g) sales, transfers, leases or other dispositions constituting Investments permitted under Section 10.2.4, constituting Distributions permitted by Section 10.2.3 or constituting Sale and Lease-Back Transactions permitted under Section 10.2.15;”

(e) Sale and Leaseback. Section 10.2.15 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 10.2.15 Sale and Leaseback. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any Property, whether now owned or hereafter acquired, and thereafter rent or lease such Property which it intends to use for substantially the same purpose or purposes as the Property being sold or transferred (a “Sale and Lease-Back Transaction”); provided, that Sale and Lease-Back Transactions shall be permitted with respect to any Property owned by the Borrower or any Restricted Subsidiary so long as the fair market value (as determined in good faith by the Borrower) of all of the Property disposed of pursuant to this Section 10.2.15 does not exceed $5,000,000 in the aggregate during the term of this Agreement. For purposes of this Section 10.2.15, the fair market value of any Property disposed of by the Borrower or any Restricted Subsidiary may be determined either, at the option of the Borrower, at the time of such disposition or as of the date of the definitive agreement with respect to such disposition.”

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SECTION 2. REPRESENTATIONS AND WARRANTIES, NO DEFAULT. Each Obligor hereby jointly and severally represents and warrants to Agent and the Lenders that all representations and warranties contained in Section 9 of the Amended Credit Agreement remain true and correct as of the date hereof, and that

(a) the execution and delivery of the Obligors of this Amendment and the performance by the Obligors of their respective obligations under the Amended Credit Agreement:

(i) are within each Obligor’s corporate, limited liability company or partnership powers, as applicable, and have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, and, if required, equity holder action (including, without limitation, any action required to be taken by any class of directors or other governing body of any Obligor or any other Person, whether interested or disinterested, in order to ensure the due authorization of the execution and delivery of the Obligors of this Amendment and the performance by the Obligors of their respective obligations under the Amended Credit Agreement); and

(ii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or other equity holders or any class of directors or other governing body, whether interested or disinterested, of any Obligor or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Amendment and the Amended Credit Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, or could not reasonably be expected to have a Material Adverse Effect;

(b) (i) this Amendment has been duly executed and delivered by such Obligor and (ii) this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of such Obligor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(c) at the time of, and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date (the “Effective Date”) that the following conditions have been satisfied:

(a) Agent shall have received executed signature pages hereto from Lenders constituting Required Lenders and each Loan Party;

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(b) Agent shall have received a certificate of a duly authorized officer of each Obligor, certifying that an attached copy of resolutions authorizing execution and delivery of this Amendment and performance of obligations under the Amended Credit Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Amendment;

(c) Agent shall have received good standing certificates (to the extent available in such Obligor’s jurisdiction of organization) for each Obligor, issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization; and

(d) the Borrower shall have paid all reasonable and documented fees and expenses to be paid to Agent in connection with this Amendment on the Effective Date.

SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the Amended Credit Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

SECTION 5. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 6. GOVERNING LAW. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AMENDMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

SECTION 7. SEVERABILITY. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

SECTION 8. EFFECT OF AMENDMENT. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders and Agent, in each case under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the

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Amended Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each of the Obligors hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect. Each Obligor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. This Amendment shall constitute a Loan Document from and after the Effective Date, all references to the Existing Credit Agreement in any Loan Document and all references in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Existing Credit Agreement as amended hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KEY ENERGY SERVICES, INC., as the Borrower

By:	/s/ Nelson Haight
	Name:	Nelson Haight
	Title:	Senior Vice President and Chief Financial Officer

KEY ENERGY SERVICES, LLC, as the Guarantor

By:	/s/ Nelson Haight
	Name:	Nelson Haight
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1]

CORTLAND PRODUCTS CORP.,
as Agent

By:	/s/ Jon Kirschmeier
	Name:	Jon Kirschmeier
	Title:	Associate Counsel

CORTLAND CAPITAL MARKET SERVICES LLC, as Agent

By:	/s/ Jon Kirschmeier
	Name:	Jon Kirschmeier
	Title:	Associate Counsel

[Signature Page to Amendment No. 1]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.,
BLUEMOUNTAIN KICKING HORSE FUND L.P.,
BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.,
BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF,
BLUEMOUNTAIN SUMMIT TRADING L.P.,
BLUEMOUNTAIN TIMBERLINE LTD.,
BLUEMOUNTAIN FOINAVEN MASTER FUND LP,
BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.,
Each as a Lender
By: BlueMountain Capital Management, LLC,
its investment manager

By	/s/ Seendy Fouron
	Name:	Seendy Fouron
	Title:	Deputy General Counsel

[Signature Page to Amendment No. 1]

SPECIAL SITUATIONS INVESTING GROUP, INC., as a Lender

By	/s/ Lee D Becker
	Name:	Lee D Becker
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

SOTER CAPITAL, LLC, as a Lender

By	/s/ Mary Ann Sigler
	Name:	Mary Ann Sigler
	Title:	Vice President, Treasurer and Secretary

[Signature Page to Amendment No. 1]

TCP WATERMAN CLO, LLC, as a Lender

By	/s/ Howard Levkowitz
	Name:	Howard Levkowitz
	Title:	Managing Director

TENNENBAUM ENERGY OPPORTUNITIES CO., LLC, as a Lender

By	/s/ Howard Levkowitz
	Name:	Howard Levkowitz
	Title:	Managing Director

TENNENBAUM ENHANCED YIELD OPERATING I, LLC, as a Lender

By	/s/ Howard Levkowitz
	Name:	Howard Levkowitz
	Title:	Managing Director

TENNENBAUM SENIOR LOAN FUND V, LLC, as a Lender

By	/s/ Howard Levkowitz
	Name:	Howard Levkowitz
	Title:	Managing Director

TENNENBAUM SENIOR LOAN OPERATING III, LLC, as a Lender

By	/s/ Howard Levkowitz
	Name:	Howard Levkowitz
	Title:	Managing Director

[Signature Page to Amendment No. 1]

WHITEBOX ASYMMETRIC PARTNERS, LP, as a Lender
By: Whitebox Advisors LLC its investment manager

By	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

WHITEBOX CREDIT PARTNERS, LP, as a Lender
By: Whitebox Advisors LLC its investment manager

By	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

WHITEBOX MULTI-STRATEGY PARTNERS, LP, as a Lender
By: Whitebox Advisors LLC its investment manager

By	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

[Signature Page to Amendment No. 1]

WHITEBOX RELATIVE VALUE PARTNERS, LP, as a Lender
By:	Whitebox Advisors LLC its investment manager

By	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

WHITEBOX CAJA BLANCA FUND, LP, as a Lender
By:	Whitebox Advisors LLC its investment manager

By	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

[Signature Page to Amendment No. 1]